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                                                                   EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-17263, 33-57364, 333-4522 and 33-70852 and Post-Effective Amendment No. 1
to Registration Statement No. 33-78822 of Compuware Corporation on Forms S-8 of our reports dated May 5, 1997, appearing in this Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1997.


DELOITTE & TOUCHE LLP

Detroit, Michigan
June 16, 1997